                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 31, 2000

                             IMS HEALTH INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)



  DELAWARE                         001-14049                     06-1506026
------------               ------------------------          -----------------
(State of                  (Commission File Number)          (IRS Employer
incorporation)                                               Identification No.)


          200 Nyala Farms
            WESTPORT, CT                                         06880
----------------------------------------                     -------------
(Address of principal executive offices)                     (Zip Code)

                                 (203) 222-4200
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On August 31, 2000, IMS Health Incorporated ("IMS") completed the spin-off of Synavant Inc. ("Synavant"), its wholly owned subsidiary, as an independent publicly traded company. Synavant is a newly created Delaware corporation. Prior to the Distribution (as defined below), IMS transferred to Synavant selected assets and liabilities held by IMS and its subsidiaries related to the businesses that Synavant is expected to operate. Synavant's businesses include the pharmaceutical industry automated sales and marketing support businesses previously operated by IMS Health Strategic Technologies, Inc. and certain other foreign subsidiaries of IMS, and substantially all of IMS's interactive and direct marketing business, including the business of Clark-O'Neill, Inc., a wholly owned subsidiary of IMS.

      IMS distributed (the "Distribution") to its shareholders of record as of the close of business on July 28, 2000 all of the outstanding shares of common stock, par value $0.01 per share, of Synavant (the "Synavant Common Stock"). The Distribution was effected by means of a pro rata dividend to IMS shareholders of one share of Synavant Common Stock (together with the associated preferred share purchase right) for every twenty shares of common stock, par value $0.01 per share, of IMS (the "IMS Common Stock") held. In lieu of fractional shares of Synavant Common Stock, each IMS shareholder received a cash payment representing such holder's proportionate interest in the net proceeds from the sale by the distribution agent for the Distribution of the aggregate fractional shares of Synavant Common Stock. The Distribution is being accounted for as a tax free dividend to IMS shareholders and will be charged to retained earnings based on the net assets of Synavant at the date of the Distribution.

      In connection with the Distribution, IMS and Synavant entered into a Distribution Agreement (the "Distribution Agreement"), providing for, among other things, certain corporate transactions required to effect the Distribution and other arrangements between IMS and Synavant subsequent to the Distribution. In particular, the Distribution Agreement defines the assets, liabilities and contractual relationships which are being allocated to and assumed by Synavant and those that will remain with IMS.

      In addition to the Distribution Agreement, IMS and Synavant also entered into other agreements governing the relationship between IMS and Synavant. These include various Data Rights Agreements, a Tax Allocation Agreement, an Employee Benefits Agreement, a Data and Telecommunications Services Agreement, certain Sublease Arrangements, a Corporate Services Agreement, Shared Transaction Services Agreements, an Information Services Agreement and certain Credit Support Arrangements. Each of these documents is included as an exhibit to this Current Report on Form 8-K. Additionally, after the date of the Distribution, there will be individuals on the Boards of Directors of IMS and Synavant who will also serve on the Board of Directors of the other company.

      No consideration was payable by IMS shareholders for the shares of Synavant Common Stock, nor were such shareholders required to surrender or exchange shares of IMS Common Stock or take any action in order to receive the shares of Synavant Common Stock. IMS has received an opinion from outside counsel that the Distribution should qualify under Section 355 of the Internal Revenue Code and be tax free to IMS and to IMS shareholders for U.S. federal income tax purposes. An opinion of counsel does not bind the Internal Revenue Service or the courts. This is further described in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000.

      Additional information concerning Synavant and the Distribution is contained in Synavant's Registration Statement on Form 10/A (Amendment No. 3) (Commission File No. 000-30822), which was declared effective by the Securities and Exchange Commission on August 29, 2000.

      The foregoing description of the terms of the Distribution is qualified in its entirety by reference to the agreements which are exhibits hereto and incorporated herein by reference.

Items 3-4.  Not Applicable.

Item 5.  OTHER EVENTS.

      On May 16, 2000, IMS and The TriZetto Group, Inc. ("TriZetto") jointly announced a strategic alliance under which TriZetto will acquire ERISCO Managed Care Technologies, Inc., a leading supplier of software-based administrative and analytical solutions to the managed care industry and a wholly-owned subsidiary of IMS, in exchange for TriZetto common stock. TriZetto is a provider of vertical Internet-enabled applications services and business portals for the healthcare industry. IMS and TriZetto will also enter a technology and data alliance.

      On September 7, 2000, IMS and TriZetto announced the early termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvement Act of 1976, and TriZetto announced that it received clearance from the U.S. Securities and Exchange Commission to file its Definitive Proxy Statement relating to the transaction. TriZetto also announced that it will hold its Special Meeting of Stockholders on September 27 to, among other items, approve the issuance of shares of TriZetto common stock to IMS in connection with the transaction.

      IMS continues to expect the transaction to close in the third quarter of 2000. In addition, IMS expects to divest three other small non-strategic software businesses before the end of the third quarter of 2000.


Item 6. Not Applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

  None.

(b) Pro Forma Financial Information.

      The following unaudited pro forma condensed consolidated financial information presents pro forma financial information for IMS giving effect to the August 31, 2000 Distribution. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 is presented as if the Distribution had occurred as of that date. The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2000 and for the fiscal year ended December 31, 1999 are presented as if the Distribution had occurred at the beginning of the earliest period presented.

      The unaudited pro forma condensed consolidated financial statements have been derived from and should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in IMS's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 and the audited consolidated financial statements and notes thereto included in IMS's Annual Report on Form 10-K for the fiscal year ended December 31, 1999. The unaudited pro forma information may not necessarily be indicative of what IMS's results of operations or financial position would have been had the Distribution been in effect for and as of the periods presented, nor is such information necessarily indicative of IMS's results of operations or financial position for or as of any future period or date.

                             IMS HEALTH INCORPORATED
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                               FINANCIAL POSITION
                               AS OF JUNE 30, 2000
(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                                          UNAUDITED
                                                                      UNAUDITED         UNAUDITED         PRO FORMA
                                                                      HISTORICAL        PRO FORMA         FINANCIAL
                                                                  FINANCIAL POSITION   ADJUSTMENTS        POSITION
ASSETS:
CURRENT ASSETS:
Cash and Cash Equivalents                                            $   103,148      $    (1,500)     $   101,648
Accounts Receivable-Net                                                  282,559          (46,775)         235,784
Other Receivable                                                          41,136               --           41,136
Other Current Assets                                                     107,814           (5,128)         102,686
Net Assets from Discontinued Operations                                   82,392           (4,000)          78,392
------------------------------------------------------------------------------------------------------------------
         Total Current Assets                                            617,049          (57,403)         559,646
------------------------------------------------------------------------------------------------------------------
SECURITIES AND OTHER INVESTMENTS                                         197,554               --          197,554
PROPERTY, PLANT AND EQUIPMENT-NET                                        161,245          (14,365)         146,880
OTHER ASSETS-NET:
Computer Software                                                        171,984          (29,374)         142,610
Goodwill                                                                 324,810         (163,468)         161,342
Other Assets                                                              34,685           (4,033)          30,652
Note and Interest Receivable from Related Party                            2,966               --            2,966
------------------------------------------------------------------------------------------------------------------
         Total Other Assets-Net                                          534,445         (196,875)         337,570
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,510,293      $  (268,643)     $ 1,241,650
------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accounts Payable                                                     $    43,556      $   (11,739)     $    31,817
Accrued and Other Current Liabilities                                    165,574          (16,519)         149,055
Short Term Debt                                                          334,601           10,127          344,728
Accrued Income Taxes                                                      62,571           (4,380)          58,191
Deferred Revenues                                                        110,557           (8,163)         102,394
------------------------------------------------------------------------------------------------------------------
         Total Current Liabilities                                       716,859          (30,674)         686,185
------------------------------------------------------------------------------------------------------------------

POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS                              27,499               (1)          27,498
DEFERRED TAXES                                                            55,035           (7,214)          47,821
OTHER LIABILITIES                                                         73,240             (212)          73,028
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        872,633          (38,101)         834,532
------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
MINORITY INTERESTS                                                       128,045             (243)         127,802
SHAREHOLDERS' EQUITY:
Common Stock, Par Value $.01, Authorized 800,000,000 Shares;
Issued 335,045,390 Shares at June 30, 2000                                 3,350               --            3,350
Capital in Excess of Par                                                 738,866               --          738,866
Retained Earnings                                                        925,610         (229,252)         696,358
Treasury Stock, at Cost, 37,846,383 Shares at June 30, 2000           (1,123,149)              --       (1,123,149)
Cumulative Translation Adjustment                                       (114,740)          (1,000)        (115,740)


                                                                                                          UNAUDITED
                                                                      UNAUDITED         UNAUDITED         PRO FORMA
                                                                      HISTORICAL        PRO FORMA         FINANCIAL
                                                                  FINANCIAL POSITION   ADJUSTMENTS        POSITION
ASSETS:

Unrealized Gains on Gartner Group Holdings, net of tax                       970              (47)             923
Unrealized Gains on Investments, net of tax                               78,708               --           78,708
------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                               509,615         (230,299)         279,316
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $ 1,510,293      $  (268,643)     $ 1,241,650
------------------------------------------------------------------------------------------------------------------

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Position

                             IMS HEALTH INCORPORATED
                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


Dollar amounts in thousands, except
per share data
                                                                          PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS        PRO FORMA
------------------------------------------------------------------------------------------------------

OPERATING REVENUE                                  $     721,924      $      93,029      $     628,895
Operating Costs                                          285,725             43,546            242,179
Selling and Administrative Expenses                      232,689             47,083            185,606
Depreciation and Amortization                             49,903             13,765             36,138
------------------------------------------------------------------------------------------------------
OPERATING INCOME                                         153,607            (11,365)           164,972
------------------------------------------------------------------------------------------------------
Interest Income                                            2,004                 27              1,977
Interest Expense                                          (3,367)               (73)            (3,294)
Gains from Dispositions - Net                             57,714                                57,714
Other Expense - Net                                      (13,673)              (312)           (13,361)
------------------------------------------------------------------------------------------------------
Non-Operating Income - Net                                42,678               (358)            43,036
------------------------------------------------------------------------------------------------------
Income Before Provision for Income Taxes                 196,285            (11,723)           208,008
Provision for Income Taxes                               (63,204)             2,707            (65,911)
NET INCOME                                               133,081             (9,016)           142,097
======================================================================================================
BASIC EARNINGS PER SHARE OF COMMON STOCK           $        0.45      ($       0.03)     $        0.48
======================================================================================================
DILUTED EARNINGS PER SHARE OF COMMON STOCK         $        0.44      ($       0.03)     $        0.47
======================================================================================================
Average Number of Shares Outstanding - Basic         298,576,000                  0        298,576,000
Dilutive Effect of Shares Issuable
  during the period Under Stock Option Plans           2,287,000            161,000          2,126,000
Adjustment of shares applicable to exercised
  or cancelled stock options during the period            48,000                  0             48,000
------------------------------------------------------------------------------------------------------
Average Number of Shares Outstanding - Diluted       300,911,000            161,000        300,750,000
======================================================================================================


See Notes to Unaudited Pro Forma Condensed Consolidated Income Statements

                             IMS HEALTH INCORPORATED
                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


Dollar amounts in thousands, except per
share data
                                                                          PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS        PRO FORMA
------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                  $   1,397,989      $     203,408      $   1,194,581
Operating Costs                                          560,599             89,030            471,569
Selling and Administrative Expenses                      397,924             75,507            322,417
Depreciation and Amortization                            100,443             28,183             72,260
------------------------------------------------------------------------------------------------------
OPERATING INCOME                                         339,023             10,688            328,335
------------------------------------------------------------------------------------------------------

Interest Income                                            8,225                198              8,027
Interest Expense                                          (7,590)              (307)            (7,283)
Gains from Dispositions - Net                             25,264                                25,264
Other Expense - Net                                      (16,480)               343            (16,823)
------------------------------------------------------------------------------------------------------
Non-Operating Income - Net                                 9,419                234              9,185
------------------------------------------------------------------------------------------------------

Income Before Provision for Income Taxes                 348,442             10,922            337,520
Provision for Income Taxes                               (98,076)           (12,207)           (85,869)
Income from Continuing Operations                        250,366             (1,285)           251,651
Income from Discontinued Operations, Net of
  Income Taxes of $12,635 for December 31, 1999           25,695                                25,695
------------------------------------------------------------------------------------------------------
NET INCOME                                               276,061             (1,285)           277,346
======================================================================================================
EARNINGS PER SHARE OF COMMON STOCK
BASIC
INCOME FROM CONTINUING OPERATIONS                  $        0.80      ($       0.01)     $        0.81
INCOME FROM DISCONTINUED OPERATIONS                         0.08               0.00               0.08
======================================================================================================

BASIC EARNINGS PER SHARE OF COMMON STOCK           $        0.88      ($       0.01)     $        0.89
======================================================================================================

DILUTED
INCOME FROM CONTINUING OPERATIONS                  $        0.78      ($       0.01)     $        0.79
INCOME FROM DISCONTINUED OPERATIONS                         0.08               0.00               0.08
======================================================================================================

DILUTED EARNINGS PER SHARE OF COMMON STOCK         $        0.86      ($       0.01)     $        0.87
======================================================================================================
Average Number of Shares Outstanding - Basic         311,976,000                  0        311,976,000
Dilutive Effect of Shares Issuable during
  the period Under Stock Option Plans                  6,065,000            362,000          5,703,000
Adjustment of shares applicable to exercised
  or cancelled stock options during the period         1,520,000                 14          1,506,000
------------------------------------------------------------------------------------------------------
Average Number of Shares Outstanding - Diluted       319,561,000            362,014        319,185,000
======================================================================================================

See Notes to Unaudited Pro Forma Condensed Consolidated Income Statements

     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL POSITION

      The historical financial position has been derived from the Unaudited Condensed Consolidated Financial Position as reported in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000.

      The unaudited pro forma adjustments primarily reflect the allocation of assets and liabilities related to the business that Synavant is expected to operate, based on their book values as recorded by IMS as at June 30, 2000. These amounts are not necessarily indicative of the value of assets and liabilities to be allocated as at August 31, 2000 (the date of the Distribution).

      Included in the unaudited pro forma adjustments are the contribution of certain assets and liabilities, as defined in the Distribution Agreement. These are primarily comprised of the following:

- the contribution of $12,200 in cash to Synavant, of which $10,700 is to be funded via short term debt, resulting in a net adjustment of $1,500 in cash and an increase in short term debt of $10,700;
- the contribution of Gartner Group Inc. shares with a fair value of $4,000. The Gartner Group shares are subject to certain contractual restrictions on transfer and voting that were agreed to as part of the Gartner Group distribution;
- the contribution of a note from a third party with a carrying value of $2,500; and
-  the transfer of certain specified obligations currently estimated at $1,500


      NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS

      The historical condensed consolidated income statement for the six month period ended June 30, 2000 has been derived from the Unaudited Condensed Consolidated Income Statement as reported in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000. The historical condensed consolidated income statement for the twelve month period ended December 31, 1999 has been derived from the Consolidated Income Statement as reported in IMS's Annual Report on Form 10-K for the year ended December 31, 1999.

      The pro forma adjustments primarily reflect Synavant revenue, operating expenses, operating income, non-operating income and provision for taxes for the interim period ended June 30, 2000 and year ended December 31, 1999. These amounts do not reflect certain carve-out adjustments made in the preparation of Synavant's stand-alone audited financial statements included in its Registration Statement on Form 10. Such carve out adjustments include primarily the tax provision on a separate company basis and the allocation of corporate overhead cost. The Synavant pro forma adjustments include $2,769 of year 2000 remediation costs for the year ended December 31, 1999.

      The adjustments to income taxes were computed on an IMS stand-alone basis excluding the Synavant business.

      IMS spin costs of $1,547 expensed during the interim period ended June 30, 2000 have been included in the pro forma adjustments.

      Historic dilutive options outstanding have been adjusted to reflect the cancellation of IMS stock options held by Synavant employees.

      On July 14, 2000, Synavant entered into a strategic alliance with Siebel Systems, Inc., a leading provider of eBusiness applications software. As a result of this transaction, Synavant believes all or a significant portion of its computer software (including acquired technology) and a portion of its goodwill and other intangible assets may be reduced. Synavant has begun to assess the financial impact of this transaction with respect to determining the amount of any impairment loss and possible change in intangible asset lives. Synavant will account for impairment loss in the quarter ended September 30, 2000. Any changes to the amortization period of intangible assets will be accounted for prospectively.

(c) Exhibits.

The following documents are filed as Exhibits to this Report.

2.1 Distribution Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.2 Xponent Data License Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.3 Cross License Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.4 Tax Allocation Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.5 Employee Benefits Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.6 Data and Telecommunications Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.7         Form of Sublease Agreement between IMS Health Incorporated and
            Synavant Inc.

2.8 Corporate Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.9 Shared Transaction Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.10 Form of Shared Transaction Services Agreement between IMS AG and certain subsidiaries of Synavant Inc.

2.11 Credit support letter, dated July 25, 2000, between IMS Health Incorporated and Synavant Inc.

2.12 Australian letter of credit support letter between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.13 Form of Information Services Agreement between IMS Health Incorporated and Synavant Inc.

99.1 Press Release, dated September 1, 2000, issued by IMS Health Incorporated announcing the completion of the spin-off of Synavant Inc.

99.2 Press Release, dated September 7, 2000, issued by IMS Health Incorporated and The TriZetto Group, Inc.

Items 8-9.  Not Applicable.

                                    SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMS HEALTH INCORPORATED



                                    By:   /s/ James C. Malone
                                       ----------------------
                                       Name:  James C. Malone
                                       Title: Chief Financial Officer




Date:  September 15, 2000

EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

2.1 Distribution Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.2 Xponent Data License Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.3 Cross License Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.4 Tax Allocation Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.5 Employee Benefits Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.6 Data and Telecommunications Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.7         Form of Sublease Agreement between IMS Health Incorporated and
            Synavant Inc.

2.8 Corporate Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.9 Shared Transaction Services Agreement between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.10 Form of Shared Transaction Services Agreement between IMS AG and certain subsidiaries of Synavant Inc.

2.11 Credit support letter, dated July 25, 2000, between IMS Health Incorporated and Synavant Inc.

2.12 Australian letter of credit support letter between IMS Health Incorporated and Synavant Inc., dated August 31, 2000.

2.13 Form of Information Services Agreement between IMS Health Incorporated and Synavant Inc.

99.1 Press Release, dated September 1, 2000, issued by IMS Health Incorporated announcing the completion of the spin-off of Synavant Inc.

99.2 Press Release, dated September 7, 2000, issued by IMS Health Incorporated and The TriZetto Group, Inc.